CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Velda King, President and Chief Executive Officer, and Gerald R. Tuskey, Chief Financial Officer, of Pacific Alliance Ventures Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-QSB of Pacific Alliance Ventures Ltd. for the period ended March 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pacific Alliance Ventures Ltd.

Dated May 12, 2005

/s/Velda King

Velda King,

President and Chief Executive Officer

/s/Gerald R. Tuskey

Gerald R. Tuskey,

Chief Financial Officer and

Principal Accounting Officer